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                                                                    EXHIBIT 23.7


                        CONSENT OF PROSPECTIVE DIRECTOR

    I hereby consent to my being named a director of Empire Gas Corporation in its Registration Statement on Form S-1 relating to Senior Secured Notes due 2004.


                                                    /s/ JIM J. SHOEMAKE


                                          --------------------------------------

                                                     Jim J. Shoemake



June 3, 1994